UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2006

InfoNow Corporation

(Exact name of Registrant as specified in charter)

Delaware	000-19813	04-3083360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Lawrence Street, Suite 1100, Denver, CO 80202

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (303) 293-0212

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On January 9, 2006, Harold R. Herbst, who had been serving as the Company’s Interim Chief Executive Officer had his employment terminated by the Company’s board of directors effective as of such date pursuant to Section 4(b) of Mr. Herbst’s Employment Agreement (the “Herbst Employment Agreement”).  In connection with this termination, on January 13, 2006, the Company, Mr. Herbst and HRH Consulting LLC entered into a consulting agreement (the “Consulting Agreement”) and the Company and Mr. Herbst entered into a separation agreement and release (the “Separation Agreement”).  Under the Consulting Agreement, Mr. Herbst through HRH Consulting LLC will provide consulting services to the Company to facilitate the consummation of the Company’s merger with a wholly-owned subsidiary of HALO Technology Holdings; the terms of such merger were previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 27, 2005.  The Consulting Agreement will be terminated upon the earlier of the consummation of the merger or 30 days prior written notice by the Company.  In consideration for the consulting services, HRH Consulting LLC shall receive Mr. Herbst’s base salary in effect prior to his termination as consideration for the consulting services that Mr. Herbst will provide to the Company through HRH Consulting.  Under the Separation Agreement, Mr. Herbst and the Company released all claims that they may have against each other.  Both the Consulting Agreement and the Separation Agreement provide that Mr. Herbst shall be entitled to receive one year’s annual base salary in 24 biweekly installments as severance as well as all other payments and benefits due under the his employment agreement.

The foregoing summary of the Separation Agreement, Consulting Agreement and the termination provision contained in Mr. Herbst’s employment agreement is qualified in its entirety by reference to the text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1, the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.2, and the text of the Herbst Employment Agreement filed by the Company on November 14, 2005 with the Commission on Form 10-QSB, which is incorporated by reference to Exhibit 10.3 hereto.  The material terms of the Herbst Employment Agreement were described in the Company’s Current Report on Form 8-K filed with the Commission on September 30, 2005 and the Company’s proxy statement filed with the Commission in connection with last year’s annual meeting of stockholders under the caption “Employment Contracts, Termination of Employment and Change-In-Control Arrangements,” which descriptions are incorporated herein by reference.

On January 9, 2006, the board of directors of Company unanimously elected Mark W. Geene as the Company’s Chief Executive Officer.  In connection with this appointment, on January 13, 2006, the Company entered into the first amendment (the “First Amendment”) to Mr. Geene’s employment agreement dated effective September 27, 2005 (the “Geene Employment Agreement”).  The First Amendment amends the Geene Employment Agreement to reflect his new position as the Company’s Chief Executive Officer and obligates Mr. Geene to perform all the duties and bear all the responsibilities commensurate with that position.  Except to the extent necessary to reflect Mr. Geene’s position and duties and responsibilities as the Company’s Chief Executive Officer, the terms of the Geene Employment Agreement were not materially altered.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the text of the First Amendment, a copy of which is attached hereto as Exhibits 10.5 and the text of the Geene Employment Agreement filed by the Company on November 14, 2005 with the Commission on Form 10-QSB, which is incorporated by reference to Exhibit 10.4 hereto.  The material terms of the Geene Employment Agreement were described in the Company’s Current Report on Form 8-K filed with the Commission on September 30, 2005 and the Company’s proxy statement filed with the Commission in connection with last year’s annual meeting of stockholders under the caption “Employment Contracts, Termination of Employment and Change-In-Control Arrangements,” which descriptions are incorporated herein by reference.

Mr. Geene most recently served as the Company’s Executive Vice President, Field and Client Operations, a position which he had held since August 2004.  He joined the Company as Executive Vice President of Sales, Marketing and Business Development in September 2003.  From March 2002 to September 2003, he served as Senior Vice President of worldwide sales and field operations at Dorado

Software Inc., where he and his team delivered significant revenue growth, established key distribution agreements and expanded sales operations to Asia and Europe.  From August 2001 to February 2002, Mr. Geene served as Executive Vice President of Alventive Software.  From June 1999 to July 2001, he held various executive management positions at Tenfold Corporation, where he and his team grew revenues from $4.5 million to $33 million in two years, and where Mr. Geene was significantly involved in that company’s initial public offering.  Mr. Geene holds a Bachelor of Science degree in Computer Engineering from Worcester Polytechnic Institute.  He is 46 years old.  There are no family relationships between Mr. Geene and any of the Company’s other directors or executive officers.  Except for the employment agreement described herein, there are no transactions between the Company and Mr. Geene requiring disclosure under this Item 1.01.

The press release issued by the Company concerning the actions reported under this Item 1.01 is attached hereto as Exhibit 99.1.

Item 1.02  Termination of a Material Definitive Agreement.

The disclosure provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosure provided in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description

Exhibit 10.1*	Separation Agreement and Release, dated as of January 9, 2006, between Harold R. Herbst and the Company.

Exhibit 10.2*	Consulting Agreement, dated as of January 9, 2006, between Harold R. Herbst and the Company.

Exhibit 10.3

Employment Agreement, dated September 27, 2005 and effective September 1, 2005, between Harold R. Herbst and the Company, incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB (File No. 000-19813) filed November 14, 2005.

Exhibit 10.4

Employment Agreement, dated as of September 27, 2005, between Mark W. Geene and the Company, incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB (File No. 000-19813) filed November 14, 2005.

Exhibit 10.5*	First Amendment to Employment Agreement, dated as of January 9, 2006, between Mark W. Geene and the Company.

Exhibit 99.1*	Press Release dated January 11, 2006.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONOW CORPORATION

Date:	January 13, 2006	By:	/s/ James Medina
		Name:	James Medina
		Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

Exhibit 10.1*	Separation Agreement and Release, dated as of January 9, 2006, between Harold R. Herbst and the Company.

Exhibit 10.2*	Consulting Agreement, dated as of January 9, 2006, between Harold R. Herbst and the Company.

Exhibit 10.3

Employment Agreement, dated September 27, 2005 and effective September 1, 2005, between Harold R. Herbst and the Company, incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB (File No. 000-19813) filed November 14, 2005.

Exhibit 10.4

Employment Agreement, dated as of September 27, 2005, between Mark W. Geene and the Company, incorporated herein by reference to the Company’s Quarterly Report on Form 10-QSB (File No. 000-19813) filed November 14, 2005.

Exhibit 10.5*	First Amendment to Employment Agreement, dated as of January 9, 2006, between Mark W. Geene and the Company.

Exhibit 99.1*	Press Release dated January 11, 2006.

*Filed herewith.